UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2010

FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina	27203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On December 22, 2010, FNB United Corp. announced the retirement effective December 31, 2010, of William S. Bruton, chief credit officer of CommunityONE Bank, National Association, FNB United's bank subsidiary.

      The board of directors of CommunityONE Bank has appointed David C. Lavoie to succeed Mr. Bruton as chief credit officer. Mr. Lavoie will assume his new responsibilities on December 22, 2010.

      A press release dated December 22, 2010, announcing the retirement of Mr. Bruton and the appointment of Mr. Lavoie as chief credit officer for CommunityONE Bank is attached as Exhibit 99.1 to the report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits:

99.1

Press release dated December 22, 2010, announcing the retirement of Mr. Bruton as chief credit officer of CommunityONE Bank, N.A., and the appointment of Mr. Lavoie as chief credit officer of CommunityONE Bank, N.A.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp. (Registrant)
December 22, 2010 (Date)	/s/ MARK A. SEVERSON Mark A. Severson Executive Vice President and Treasurer (Principal Financial and Accounting Officer)